UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2017

STERLING GROUP VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51775	72-1535634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Unit 2, 155 Water Street
Vancouver, B.C., Canada	V6B 1A7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 564-0765

n/a
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

On April 17, 2017, Sterling Group Ventures, Inc. ("the Company") filed with the Securities and Exchange Commission ("SEC") a Current Report on Form 8-K (the "Initial Report") for the purpose of announcing the dismissal of BDO Canada, LLP and the appointment of MNP LLP as the Company's auditor as of April 14, 2017.

The purpose of this Amendment No. 1 to the Initial Report ("Amendment No. 1") is to file Exhibit 16.1 that includes a letter from BDO Canada, LLP to the SEC. The only item of the Initial Report (as amended by Amendment No. 1) that is modified by this Amendment No. 1 is Exhibit 16.1. In order to preserve the nature and character of the disclosures set forth in the Initial Report except as expressly noted herein, this Amendment No. 1 continues to speak as of the date of the Initial Report and the Company has not updated the disclosures in this Amendment No. 1 to speak as of a later date.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

16.1	LETTER OF BDO CANADA LLP, dated April 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING GROUP VENTURES, INC.

/s/Nicolaos Mellios
Nicolaos Mellios
Chairman & CEO

April 20, 2017